Exhibit 10.23
THIRD AMENDMENT TO LEASE AGREEMENT

THIS THIRD AMENDMENT TO LEASE AGREEMENT (this “Third Amendment”) is entered into effective November 24, 2014, by and between Greenhouse Office Investors I, LLC, a Delaware limited liability company (“Landlord”), and URS Corporation, a Nevada corporation (“Tenant”).
WITNESSETH

WHEREAS, pursuant to that certain Office Lease dated as of May 23, 2013 as amended by First Amendment thereto dated September 13, 2013, and by Second Amendment thereto dated November 26, 2013 (together the "Lease"), Landlord leased to Tenant a total of what was initially thought to be 136,358 Rentable Square Feet ("RSF") in the building located at 19219 Katy Freeway, Harris County, Texas (the "Building"), of which approximately 126,795 RSF is located on Floors 3, 4 and 5 of the Building and approximately 9,563 RSF is located on the first Floor of the Building, all as is more fully described in the Lease (the "Premises"); and

WHEREAS, measurements have been made of the Premises and the Building pursuant to Section 1.C of the lease, Landlord and Tenant desire to amend the Lease in certain respects as hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows, effective as of the date first set forth above:

1.Modification of Basic Lease Information.

(a)Section 1.B of the Lease (Rentable Square Footage of the Building) 1s hereby amended to read in full as follows:

"Rentable Square Footage of the Building": The total Rentable Square Feet ("RSF") in the Building is approximately 203,22l.

(b)The first paragraph of Section 1.C of the Lease (Premises) is hereby amended to read in full as follows:

"Premises": The Original Premises and the First Additional Premises. The "Original Premises" consists of all of the rentable area on floors 3, 4, and 5 of the Building, as shown on Exhibit A-1 (pages A-1-ii, A-1-iii and A-1-iv) to this Lease and a 3,255 RSF portion of the 9,260 RSF area on the 1st floor of the Building shown on Exhibit A-1 (page A-1-i) to this Lease; the "First Additional Premises" consists of a 6,005 RSF portion of the 9,260 RSF area on the 1st floor of the Building shown on Exhibit A-1 (page A-1-i) to this Lease. The "Rentable Square Footage of the Premises" is approximately 135,727 RSF, comprised of approximately 129,722 RSF in the Original Premises (consisting of approximately 126,467 RSF on Floors 3, 4 and 5 and approximately 3,255 RSF on the first Floor of the Building) and approximately 6,005 RSF in the First Additional Premises. If the Premises include, now or hereafter, one or more floors in their entirety, all corridors and restroom facilities located on such full floor(s) (but not partial floors) shall be considered part of the Premises. Common Area corridors and restroom facilities located on partial floors leased by Tenant shall not be included in the Premises, though they shall be available for use by Tenant in accordance with this Lease.

(c)	Section l.D of the Lease (Base Rent) is hereby amended to read in full as follows:

D.1    ."Base Rent":

Initial Term Period (beginning on the Commencement Date)	Annual Rate Per Rentable Square Foot	Monthly Base Rent (subject to adjustment if the RSF of the Premises changes)

Original Premises:

Months 1-6:	$0.00	$0.00
Months 7-18:	$19.00	$205,393.17
Months 19-30:	$19.38	$209,501.03
Months 31-42:	$19.77	$213,717.00
Months 43-54:	$20.16	$217,932.96
Months 55-66:	$20.57	$222,365.13
Months 67-78:	$20.98	$226,797.30
Months 79-90:	$21.40	$231,337.57
Months 91-102:	$21.83	$235,985.94
Months 103-114:	$22.26	$240,634.31
Months 115-126:	$22.71	$245,498.89

First Additional Premises:

Months 1-12:	$0.00	$0.00
Months 13-24:	$23.00	$11,509.58
Months 25-36:	$23.46	$11,739.78
Months 37-48:	$23.93	$11,974.97
Months 49-60:	$24.41	$12,215.17
Months 61-72:	$24.90	$12,460.38
Months 73-84:	$25.40	$12,710.58
Months 85-96:	$25.90	$12,960.79
Months 97-108:	$26.42	$13,221.01
Months 109-120:	$26.95	$13,486.23
Months 121-126:	$27.49	$13,756.45
Base Rent for the Original Premises for any partial month between the Commencement Date and the first day of the first full calendar month after the Commencement Date shall be at the same rate applicable for Month 7 of the Term; however, pro-rated based on the number of days in the partial month.

Base Rent for the First Additional Premises for any partial month between the Commencement Date and the first day of the first full calendar month after the Commencement Date shall be at the same rate applicable for Month 13 of the Term; however, pro-rated based on the number of days in the partial month.

(d)	Section 1.D of the Lease (Tenant's Pro Rata Share) is hereby amended to read in full as follows:

D.2    "Tenant's Pro Rata Share"; The percentage equal to the total RSF of the Premises divided by the total RSF of the Building, which is 66.8%.

2.Modification of Exhibits. The exhibits attached to the Lease are hereby modified by (i) replacing the first page of Exhibit A-1 (page A-1-i) attached to the First Amendment with Exhibit A-1 (page A-1-i) attached to this Third Amendment (showing the 9,260 RSF on the first Floor of the Building which is comprised of the substituted space containing approximately 3,255 RSF located in the southwest quadrant of the first Floor of the Building and the First Additional Premises containing approximately 6,005 RSF) and (ii) replacing Exhibit A-1 (pages A-1-ii, A-1-iii and A-1-iv) attached to the Lease with Exhibit A l (pages A-1-ii, A-1-iii and A-1-iv) attached to this Third Amendment (showing the change in RSF on floors 3, 4, and 5).

3.Reimbursement of Overpayment of Improvement Allowance. As a result of the reduction in the RSF of the Premises as provided above, Tenant shall on or before 10 days after the date of this Amendment reimburse Landlord $28,395.00 (which is the Improvement Allowance of $45 per RSF of the Premises multiplied by the decrease of 631 RSF in the Premises).

4.	Miscellaneous.

(a)Conflicts; Ratification. In the event of any conflict between the terms of this Third Amendment and the terms of the Lease, the terms of this Third Amendment shall control. The Lease, as amended by this Third Amendment, is hereby ratified and affirmed.

(b)Counterparts. This Third Amendment may be executed in multiple counterparts, and each counterpart when fully executed and delivered shall constitute an original instrument, and all such multiple counterparts shall constitute but one and the same instrument. Emailed and/or faxed counterparts and/or signatures are acceptable.

(c)Entire Agreement. The Lease, as amended by this Third Amendment sets forth all covenants, agreements and understandings between Landlord and Tenant with respect to the subject matter hereof.

(d)Capitalized Terms. Capitalized terms not defined herein shall have the respective definitions provided in the Lease.

(e)Guaranty. By execution where indicated below, URS Corporation, a Delaware corporation, the guarantor of Tenant's obligations under the Lease pursuant to that certain Guaranty Agreement dated May 23, 2013, joins in this Third Amendment to evidence its consent to this Third Amendment (without implying any requirement under such Guaranty Agreement that such consent be obtained).

[The remainder of this page intentionally left blank. Signature page to follow.]

Executed as of the date first set forth above.

LANDLORD:

GREENHOUSE OFFICE INVESTORS I, LLC
a Delaware limited liability company

By: /s/ Preston Young
Name: Preston Young
Title: Authorized Signatory

TENANT:

URS CORPORATION, a Nevada corporation

By: /s/ Leisa Nelson
Name: Leisa Nelson
Title: Vice President

GUARANTOR:

URS CORPORATION, a Delaware corporation

By: /s/    Joseph Masters
Name:     Joseph Masters
Title: Vice President

EXHIBIT A-1

VACANT
SUITE 150
URS Corporation
SUITE 100 - 9,260 RSF
VACANT
SUITE 175

Greenhouse Office Park

19219 Katy Freeway Houston, Texas

ZIEGLER COOPER COMPUTERIZED ARCHITECTURAL DOCUMENTATION

Occupancy Plan Floor 1

DATE:03AUG2014 JOB #50754.02

N

A-1-i

URS Corporation
SUITE 300 - 42,088 RSF
N

Greenhouse Office Park

19219 Katy Freeway Houston, Texas

ZIEGLER COOPER COMPUTERIZED ARCHITECTURAL DOCUMENTATION

Occupancy Plan Floor 3

DATE:03AUG2014 JOB #50754.02

A-1-ii

URS Corporation
SUITE 400 - 42,089 RSF
N

Greenhouse Office Park 19219 Katy Freeway Houston, Texas

Occupancy Plan Floor 4

ZIEGLER COOPER COMPUTERIZED ARCHITECTURAL DOCUMENTATION

DATE:03AUG2014 JOB #50754.02

A-1-iii

URS Corporation
SUITE 500 - 42,290 RSF
N

Greenhouse Office Park

19219 Katy Freeway Houston, Texas

ZIEGLER COOPER COMPUTERIZED ARCHITECTURAL DOCUMENTATION

Occupancy Plan Floor 5

DATE:03AUG2014 JOB #50754.02

A-1-iv